UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08220

Voya Variable Products Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2015
Classes ADV, I, R6, S and S2
Voya Variable Products Trust
■
Voya MidCap Opportunities Portfolio

■
Voya SmallCap Opportunities Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Fed action — global reaction
Dear Shareholder,
One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25% – 0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.
Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.
Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
January 12, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)
U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25% – 0.50%.
Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.
In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.
International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Voya MidCap Opportunities Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Consumer Discretionary	22.4%
Information Technology	19.9%
Industrials	16.8%
Health Care	14.5%
Financials	11.5%
Consumer Staples	7.6%
Materials	4.4%
Energy	0.6%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Jeffery Bianchi, CFA, and Michael Pytosh, Head of Equities, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.1
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of 0.52% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned -0.20% and -2.44%, respectively, for the same period.
Portfolio Specifics: The Portfolio outperformed the Russell Midcap® Growth Index during the reporting period. The outperformance was driven primarily by strong stock selection. Stock selection within the information technology and industrials sectors contributed the most to performance while stock selection within the consumer staples and materials sectors detracted the most.
Ulta Salon, Cosmetics & Fragrance, Inc., Electronic Arts, Inc. and Monster Beverage Corporation were the biggest contributors to performance during the twelve-month period.
An overweight position in beauty retailer Ulta Salon Cosmetics & Fragrance Inc. contributed to performance during the period. The stock performed well on the back of strong quarterly results, driven by solid traffic growth and same-store sales, and a clear framework from management to grow earnings over the next five years. The company has a number of initiatives underway to increase brand awareness and loyalty, improve merchandising and expand its footprint, all of which are contributing to investors’ interest in the stock as the management team demonstrates its ability to execute on its plan.
Our overweight position in interactive entertainment company Electronic Arts, Inc. contributed to performance. The stock performed well throughout the period, following strong earnings reports. In addition to delivering better than expected results, the company increased guidance for fiscal year 2016 based on a strong product line-up in calendar year 2015. Shares reacted favorably following the video game industry’s annual trade show, E3, where Star Wars: Battlefront, one of the company’s highly anticipated games, drew tons of praise from attendees, and built on investor confidence.
Our overweight position in energy drink distributor Monster Beverage Corporation contributed positively to performance. The company delivered a meaningful beat on both the top and bottom line as net sales grew 19% and gross margin expanded by 780 basis points (a basis point is one-hundredth of one percent). Notably, revenue growth was strong both in the U.S. and in international markets. The company also announced that it had made significant progress in signing agreements to turn distribution over to Coca Cola bottlers.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Southwest Airlines Co.	2.8%
Dollar General Corp.	2.3%
Ross Stores, Inc.	2.3%
Red Hat, Inc.	2.1%
Coca-Cola Enterprises, Inc.	2.0%
Intuit, Inc.	2.0%
Electronic Arts, Inc.	2.0%
Jarden Corp.	1.9%
Zoetis, Inc.	1.9%
Ulta Salon Cosmetics & Fragrance, Inc.	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Chipotle Mexican Grill, Inc., Fortinet, Inc. and Qorvo, Inc. were among the most significant detractors for the period.
Our overweight position in fast casual restaurant company Chipotle Mexican Grill, Inc., detracted from performance during the period. Despite reporting revenue and comparable sales that were in-line with expectations, commentary around fourth quarter choppiness pushed the price of the shares lower. Following reports in November and December of E.coli cases in multiple states, trends continued to deteriorate leading to further stock underperformance.
Our overweight position in software and services company Fortinet, Inc. detracted from performance. While the company reported solid quarterly results in October, the company’s bookings were lower than expected, signaling a decelerating growth rate going forward. The stock’s valuation was implying stronger growth, so the valuation contracted. Despite other security firms missing earnings expectations, we still believe that the security space offers stronger than average growth prospects.
Our overweight position in semiconductor manufacturer Qorvo, Inc., detracted from performance during the period. Second quarter results exceeded expectations, but an unexpected inventory build in China caused significant weakness in the stock. The weak guide specifically elevated market concerns around China long-term evolution growth as well as the longevity of the secular radio frequency technology growth story.
Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see continued modestly improving economic conditions, consensus expectations are that the U.S. Federal Reserve Board (“Fed”) will continue to raise the federal funds rate in 2016. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. It is our opinion that the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya MidCap Opportunities Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class S2 February 27, 2009	Since Inception of Class R6 November 24, 2015
Class ADV	-0.04%	9.83%	—	9.46%	—	—
Class I	0.52%	10.40%	9.84%	—	—	—
Class R6	—	—	—	—	—	-1.90%
Class S	0.25%	10.12%	9.58%	—	—	—
Class S2	0.12%	9.97%	—	—	19.32%	—
Russell Midcap® Growth Index	-0.20%	11.54%	8.16%	7.89%	20.71%	-2.12%
Russell Midcap® Index	-2.44%	11.44%	8.00%	7.22%	20.78%	-2.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Voya SmallCap Opportunities Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	24.8%
Health Care	23.5%
Consumer Discretionary	16.2%
Industrials	14.4%
Financials	8.3%
Materials	4.2%
Consumer Staples	2.7%
Exchange-Traded Funds	1.9%
Energy	1.4%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -0.91%, compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned -1.38% and -4.41%, respectively, for the same period.
Portfolio Specifics: The Portfolio’s outperformance for the period was due to favorable stock selection. Most notably, stock selection within the health care equipment & services and consumer services sectors were the largest contributors to results. By contrast, stock selection within the energy and hardware & equipment sectors detracted the most from performance. Additionally, while stock selection within the pharmaceutical & biotechnology sector was positive, an underweight allocation to the sector was a headwind during the period.
The main individual contributors to performance were IPC Healthcare, Inc. and Smith & Wesson Holding Corp.
An overweight position in IPC Healthcare, Inc., a national hospitalist physician group practice company, benefited performance during the period. Its shares rose in response to the announcement that the company would be acquired by Team Health Holdings, Inc.
Within the consumer durables sector, an overweight position in Smith & Wesson Holding Corp. contributed to performance. The company benefited from solid second quarter results, a positive holiday season and a strong near-term demand. Furthermore, Smith & Wesson Holding Corp. shares were the beneficiary from double-digit growth recovery taking place in the firearm industry.
Key detractors from performance were Nimble Storage, Inc. and Barracuda Networks, Inc.
Within the hardware & equipment sector, an overweight position in Nimble Storage, Inc., a company that provides a data storage platform, detracted from performance. Its shares fell in response to a revenue miss in its fiscal third quarter and its reduced estimate for fiscal fourth
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.9%
Tyler Technologies, Inc.	1.4%
Vail Resorts, Inc.	1.4%
Healthsouth Corp.	1.3%
STERIS PLC	1.2%
j2 Global, Inc.	1.2%
Fair Isaac Corp.	1.2%
Manhattan Associates, Inc.	1.2%
Clarcor, Inc.	1.1%
Littelfuse, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
quarter sales as their enterprise business is taking longer to ramp up. As importantly, Nimble Storage, Inc.’s management is investing more heavily than anticipated in sales and marketing going forward and pushed out its previous profitability goals. Subsequently, given these pressures and the uncertainty of when Nimble Storage, Inc. will regain profitability, we exited our position.
An overweight position in Barracuda Networks, Inc., a company which offers cloud-connected solutions for security and storage, had a negative impact during the period. The company’s shares declined in response to its reduced forward outlook, driven by concerns of continued softness in Europe and a reduction in the near-term growth rate of their storage segment.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*
Steve Salopek retired from Voya IM effective June 30, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya SmallCap Opportunities Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV November 20, 2008	Since Inception of Class S2 February 27, 2009	Since Inception of Class R6 November 24, 2015
Class ADV	-1.36%	10.52%	—	19.45%	—	—
Class I	-0.91%	11.07%	9.06%	—	—	—
Class R6	—	—	—	—	—	-4.14%
Class S	-1.13%	10.80%	8.81%	—	—	—
Class S2	-1.31%	10.62%	—	—	19.97%	—
Russell 2000® Growth Index	-1.38%	10.67%	7.95%	20.23%	20.02%	-3.90%
Russell 2000® Index	-4.41%	9.19%	6.80%	18.05%	18.59%	-4.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya MidCap Opportunities Portfolio
Class ADV	$1,000.00	$966.30	1.31%	$6.49	$1,000.00	$1,018.60	1.31%	$6.67
Class I	1,000.00	969.40	0.81	4.02	1,000.00	1,021.12	0.81	4.13
Class R6(1)	1,000.00	981.00	0.81	0.84	1,000.00	1,021.12	0.81	4.13
Class S	1,000.00	967.50	1.06	5.26	1,000.00	1,019.86	1.06	5.40
Class S2	1,000.00	967.50	1.21	6.00	1,000.00	1,019.11	1.21	6.16
Voya SmallCap Opportunities Portfolio
Class ADV	$1,000.00	$918.20	1.38%	$6.67	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	920.50	0.88	4.26	1,000.00	1,020.77	0.88	4.48
Class R6(1)	1,000.00	958.60	0.88	0.90	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	919.40	1.13	5.47	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	918.50	1.28	6.19	1,000.00	1,018.75	1.28	6.51

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was November 24, 2015. Expenses paid for the actual Portfolios’ return reflect the 38-day period ended December 31, 2015.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Voya Variable Products Trust
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio, each a series of Voya Variable Products Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Products Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 16, 2016

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at fair value+*	$1,184,525,851	$342,464,746
Short-term investments at fair value**	52,746,886	27,431,735
Total investments at fair value	$1,237,272,737	$369,896,481
Cash	3,134	913
Receivables:
Investment securities sold	3,315,518	2,780,820
Fund shares sold	199,052	331,814
Dividends	695,953	227,929
Prepaid expenses	2,642	738
Other assets	76,367	5,601
Total assets	1,241,565,403	373,244,296
LIABILITIES:
Payable for investment securities purchased	4,366,729	3,225,021
Payable for fund shares redeemed	2,884,906	648,287
Payable upon receipt of securities loaned	20,683,886	17,434,604
Payable for investment management fees	814,138	252,549
Payable for distribution and shareholder service fees	174,993	42,027
Payable for directors fees	7,101	1,771
Payable to directors under the deferred compensation plan (Note 6)	23,428	5,601
Other accrued expenses and liabilities	272,958	67,166
Total liabilities	29,228,139	21,677,026
NET ASSETS	$1,212,337,264	$351,567,270
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$985,660,912	$296,401,717
Distributions in excess of net investment income	(23,290)	(5,725)
Accumulated net realized gain	133,074,398	30,279,309
Net unrealized appreciation	93,625,244	24,891,969
NET ASSETS	$1,212,337,264	$351,567,270
+ Including securities loaned at value	$20,224,675	$16,981,094
* Cost of investments in securities	$1,090,900,607	$317,572,777
** Cost of short-term investments	$52,746,886	$27,431,735
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
Class ADV
Net assets	$133,648,307	$59,614,772
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	11,007,326	2,592,479
Net asset value and redemption price per share	$12.14	$23.00
Class I
Net assets	$538,644,514	$217,749,714
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	41,803,058	8,783,196
Net asset value and redemption price per share	$12.89	$24.79
Class R6
Net assets	$2,947	$2,906
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	229	117
Net asset value and redemption price per share	$12.89	$24.80
Class S
Net assets	$526,750,929	$69,745,498
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	42,690,519	2,957,107
Net asset value and redemption price per share	$12.34	$23.59
Class S2
Net assets	$13,290,567	$4,454,380
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	1,081,810	191,889
Net asset value and redemption price per share	$12.29	$23.21
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,868,235	$2,717,254
Securities lending income, net	17,287	85,998
Total investment income	11,885,522	2,803,252
EXPENSES:
Investment management fees(1)	10,445,988	2,846,271
Distribution and shareholder service fees:
Class ADV	705,291	277,163
Class S	1,449,008	191,366
Class S2	70,630	24,263
Transfer agent fees	4,067	634
Administrative service fees(1)	494,261	111,456
Shareholder reporting expense	191,625	40,150
Registration fees	1,504	97
Professional fees	126,465	29,543
Custody and accounting expense	157,680	44,920
Directors fees	42,601	10,623
Miscellaneous expense	58,992	21,764
Interest expense	1,531	42
Total expenses	13,749,643	3,598,292
Net waived and reimbursed fees	(22,196)	(6,782)
Net expenses	13,727,447	3,591,510
Net investment (loss)	(1,841,925)	(788,258)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	135,660,640	31,857,586
Foreign currency related transactions	1,936	—
Net realized gain	135,662,576	31,857,586
Net change in unrealized appreciation (depreciation) on:
Investments	(135,756,597)	(36,250,705)
Foreign currency related transactions	1,827	—
Net change in unrealized appreciation (depreciation)	(135,754,770)	(36,250,705)
Net realized and unrealized loss	(92,194)	(4,393,119)
Decrease in net assets resulting from operations	$(1,934,119)	$(5,181,377)
* Foreign taxes withheld	$13,542	$—

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Portfolio		Voya SmallCap Opportunities Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$(1,841,925)	$5,062,589	$(788,258)	$(548,150)
Net realized gain	135,662,576	192,720,534	31,857,586	37,876,510
Net change in unrealized appreciation (depreciation)	(135,754,770)	(78,269,996)	(36,250,705)	(20,492,687)
Increase (decrease) in net assets resulting from operations	(1,934,119)	119,513,127	(5,181,377)	16,835,673
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(372,599)	—	—
Class I	—	(2,906,345)	—	—
Class S	—	(2,115,878)	—	—
Class S2	—	(41,187)	—	—
Net realized gains:
Class ADV	(21,156,454)	(21,781,737)	(6,062,189)	(4,289,810)
Class I	(82,373,164)	(107,183,194)	(21,843,261)	(16,435,008)
Class S	(83,573,874)	(94,686,748)	(7,580,306)	(7,206,064)
Class S2	(2,095,777)	(2,148,091)	(481,340)	(404,768)
Total distributions	(189,199,269)	(231,235,779)	(35,967,096)	(28,335,650)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	136,800,258	135,276,944	75,914,723	34,764,289
Reinvestment of distributions	189,199,269	231,235,779	35,967,096	28,335,650
	325,999,527	366,512,723	111,881,819	63,099,939
Cost of shares redeemed	(419,248,691)	(401,000,843)	(45,724,813)	(57,691,615)
Net increase (decrease) in net assets resulting from capital share transactions	(93,249,164)	(34,488,120)	66,157,006	5,408,324
Net increase (decrease) in net assets	(284,382,552)	(146,210,772)	25,008,533	(6,091,653)
NET ASSETS:
Beginning of year or period	1,496,719,816	1,642,930,588	326,558,737	332,650,390
End of year or period	$1,212,337,264	$1,496,719,816	$351,567,270	$326,558,737
Distributions in excess of net investment income at end of year or period	$(23,290)	$(18,415)	$(5,725)	$(4,478)

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Portfolio
Class ADV
12-31-15	14.50	(0.06)	(0.04)	(0.10)	—	2.26	—	2.26	—	12.14	(0.04)	1.31	1.31	1.31	(0.47)	133,648	94
12-31-14	16.02	(0.00)*•	1.11	1.11	0.04	2.59	—	2.63	—	14.50	8.29	1.30	1.30	1.30	(0.03)	143,532	98
12-31-13	12.51	(0.05)	3.92	3.87	—	0.36	—	0.36	—	16.02	31.34	1.30	1.30	1.30	(0.34)	143,300	81
12-31-12	11.34	0.01	1.52	1.53	0.04	0.32	—	0.36	—	12.51	13.61	1.34	1.34	1.34	0.09	81,463	89
12-31-11	11.46	(0.02)	(0.10)	(0.12)	—	—	—	—	—	11.34	(1.05)	1.34	1.34	1.34	(0.23)	40,497	90
Class I
12-31-15	15.17	0.00*	(0.02)	(0.02)	—	2.26	—	2.26	—	12.89	0.52	0.81	0.81	0.81	0.02	538,645	94
12-31-14	16.58	0.08	1.16	1.24	0.06	2.59	—	2.65	—	15.17	8.85	0.80	0.80	0.80	0.49	733,894	98
12-31-13	12.88	0.02	4.05	4.07	0.01	0.36	—	0.37	—	16.58	31.97	0.80	0.80	0.80	0.16	796,010	81
12-31-12	11.63	0.07	1.57	1.64	0.07	0.32	—	0.39	—	12.88	14.20	0.84	0.84	0.84	0.56	614,151	89
12-31-11	11.69	0.03	(0.09)	(0.06)	—	—	—	—	—	11.63	(0.51)	0.84	0.84	0.84	0.24	435,027	90
Class R6
11-24-15(5) -
12-31-15	13.14	0.00*•	(0.25)	(0.25)	—	—	—	—	—	12.89	(1.90)	0.81	0.81	0.81	0.29	3	94
Class S
12-31-15	14.66	(0.03)	(0.03)	(0.06)	—	2.26	—	2.26	—	12.34	0.25	1.06	1.06	1.06	(0.22)	526,751	94
12-31-14	16.14	0.04	1.12	1.16	0.05	2.59	—	2.64	—	14.66	8.56	1.05	1.05	1.05	0.24	605,241	98
12-31-13	12.57	(0.01)	3.94	3.93	—	0.36	—	0.36	—	16.14	31.68	1.05	1.05	1.05	(0.09)	689,091	81
12-31-12	11.37	0.04	1.53	1.57	0.05	0.32	—	0.37	—	12.57	13.92	1.09	1.09	1.09	0.29	435,586	89
12-31-11	11.46	(0.00)*	(0.09)	(0.09)	—	—	—	—	—	11.37	(0.79)	1.09	1.09	1.09	(0.04)	414,381	90
Class S2
12-31-15	14.63	(0.05)	(0.03)	(0.08)	—	2.26	—	2.26	—	12.29	0.12	1.31	1.21	1.21	(0.37)	13,291	94
12-31-14	16.13	0.01	1.13	1.14	0.05	2.59	—	2.64	—	14.63	8.39	1.30	1.20	1.20	0.06	14,052	98
12-31-13	12.58	(0.03)	3.94	3.91	—	0.36	—	0.36	—	16.13	31.49	1.30	1.20	1.20	(0.24)	14,530	81
12-31-12	11.38	0.02	1.54	1.56	0.04	0.32	—	0.36	—	12.58	13.79	1.34	1.24	1.24	0.18	7,243	89
12-31-11	11.49	(0.01)	(0.10)	(0.11)	—	—	—	—	—	11.38	(0.96)	1.34	1.24	1.24	(0.13)	3,314	90
Voya SmallCap Opportunities Portfolio
Class ADV
12-31-15	26.26	(0.15)•	(0.36)	(0.51)	—	2.75	—	2.75	—	23.00	(1.36)	1.38	1.38	1.38	(0.58)	59,615	55
12-31-14	27.68	(0.14)•	1.29	1.15	—	2.57	—	2.57	—	26.26	5.07	1.38	1.38	1.38	(0.53)	48,982	33
12-31-13	21.37	(0.16)•	8.07	7.91	—	1.60	—	1.60	—	27.68	38.39	1.38	1.38	1.38	(0.63)	42,105	40
12-31-12	20.73	(0.07)•	3.00	2.93	—	2.29	—	2.29	—	21.37	14.63	1.41	1.41	1.41	(0.34)	14,236	57
12-31-11	20.67	(0.14)•	0.20	0.06	—	—	—	—	—	20.73	0.29	1.40	1.40	1.40	(0.67)	4,819	72
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Portfolio (continued)
Class I
12-31-15	27.95	(0.02)	(0.39)	(0.41)	—	2.75	—	2.75	—	24.79	(0.91)	0.88	0.88	0.88	(0.08)	217,750	55
12-31-14	29.14	(0.01)	1.39	1.38	—	2.57	—	2.57	—	27.95	5.62	0.88	0.88	0.88	(0.03)	195,608	33
12-31-13	22.32	(0.04)	8.46	8.42	—	1.60	—	1.60	—	29.14	39.06	0.88	0.88	0.88	(0.16)	196,665	40
12-31-12	21.46	0.01	3.14	3.15	—	2.29	—	2.29	—	22.32	15.18	0.91	0.91	0.91	0.03	136,300	57
12-31-11	21.28	(0.04)	0.22	0.18	—	—	—	—	—	21.46	0.85	0.90	0.90	0.90	(0.17)	117,965	72
Class R6
11-24-15(5) - 12-31-15	25.87	0.01•	(1.08)	(1.07)	—	—	—	—	—	24.80	(4.14)	0.88	0.88	0.88	0.53	3	55
Class S
12-31-15	26.80	(0.09)	(0.37)	(0.46)	—	2.75	—	2.75	—	23.59	(1.13)	1.13	1.13	1.13	(0.34)	69,745	55
12-31-14	28.12	(0.08)	1.33	1.25	—	2.57	—	2.57	—	26.80	5.35	1.13	1.13	1.13	(0.29)	77,319	33
12-31-13	21.64	(0.11)•	8.19	8.08	—	1.60	—	1.60	—	28.12	38.71	1.13	1.13	1.13	(0.42)	89,527	40
12-31-12	20.91	(0.05)	3.07	3.02	—	2.29	—	2.29	—	21.64	14.95	1.16	1.16	1.16	(0.22)	68,682	57
12-31-11	20.80	(0.10)	0.21	0.11	—	—	—	—	—	20.91	0.53	1.15	1.15	1.15	(0.47)	63,588	72
Class S2
12-31-15	26.46	(0.12)	(0.38)	(0.50)	—	2.75	—	2.75	—	23.21	(1.31)	1.38	1.28	1.28	(0.49)	4,454	55
12-31-14	27.84	(0.11)	1.30	1.19	—	2.57	—	2.57	—	26.46	5.19	1.38	1.28	1.28	(0.43)	4,649	33
12-31-13	21.47	(0.13)	8.10	7.97	—	1.60	—	1.60	—	27.84	38.50	1.38	1.28	1.28	(0.57)	4,354	40
12-31-12	20.79	(0.06)•	3.03	2.97	—	2.29	—	2.29	—	21.47	14.79	1.41	1.31	1.31	(0.27)	3,205	57
12-31-11	20.71	(0.11)•	0.19	0.08	—	—	—	—	—	20.79	0.39	1.40	1.30	1.30	(0.56)	1,472	72

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015

NOTE 1 — ORGANIZATION
Voya Variable Products Trust (the “Trust”) is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are two active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Trust: Voya MidCap Opportunities Portfolio (“MidCap Opportunities”) and Voya SmallCap Opportunities Portfolio (“SmallCap Opportunities”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser Class (“Class ADV”), Class I, Class R6, Class S, and Service 2 Class (“Class S2”). Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio had a significant amount of Level 3 investments.
For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
H. Securities Lending. Each Portfolio may temporarily loan up to 33% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
I. Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(a)(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as that term is used in the 1940 Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
MidCap Opportunities	$1,310,557,076	$1,612,613,296
SmallCap Opportunities	210,401,278	186,541,743
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Agreement’’) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
MidCap Opportunities	0.75% on the first $250 million; 0.70% on the next $400 million; 0.65% on the next $450 million; and 0.60% in excess of $1.1 billion
SmallCap Opportunities	0.75% on the first $250 million; 0.70% on the next $250 million; 0.65% on the next $250 million; 0.60% on the next $250 million; and 0.55% in excess of $1 billion
Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
MidCap Opportunities	0.85% on the first $250 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% in excess of $1.1 billion
SmallCap Opportunities	0.85% on the first $250 million; 0.80% on the next $250 million; 0.75% on the next $250 million; 0.70% on the next $250 million; and 0.65% in excess of $1 billion
NOTE 5 — SHAREHOLDER SERVICE AND DISTRIBUTION FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of the Portfolios, so that the actual fee paid by Class S2 of a Portfolio is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Class S shares of the Portfolios are subject to a shareholder services plan (the “Shareholder Services Plan”). Under the Shareholder Services Plan, each Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class S shares and for shareholder services provided by securities dealers.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolios	Percentage
ReliaStar Life Insurance Company	SmallCap Opportunities	10.40%
Voya Institutional Trust Company	MidCap Opportunities	11.03
	SmallCap Opportunities	34.06
Voya Insurance and Annuity Company	MidCap Opportunities	37.81
	SmallCap Opportunities	13.86
Voya Retirement Insurance and Annuity Company	MidCap Opportunities	36.22
	SmallCap Opportunities	39.27
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit the expenses excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
MidCap Opportunities(1)	1.40%	0.90%	0.90%	1.10%	1.30%
SmallCap Opportunities	1.42%	0.92%	0.92%	1.17%	1.32%

(1)
Pursuant to a side letter agreement, the Investment Adviser has further lowered the expense limits for MidCap Opportunities to 1.35%, 0.85%, 0.85%, 1.10%, and 1.25% for Class ADV, Class I, Class R6, Class S and Class S2, respectively. The side letter agreement will continue through May 1, 2016 (except for Class R6, which is through May 1, 2017). Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2015, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through May 1, 2016 (except for Class R6 on each Portfolio, which is through May 1, 2017) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolio utilized the line of credit during the period ended December 31, 2015:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
MidCap Opportunities	9	$5,174,222	1.20%
SmallCap Opportunities	2	690,000	1.12

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities
Class ADV
12/31/2015	699,912	—	1,814,447	(1,406,631)	1,107,728	9,954,518	—	21,156,454	(19,848,754)	11,262,218
12/31/2014	587,498	—	1,652,278	(1,285,676)	954,100	9,047,099	—	22,154,336	(19,942,710)	11,258,725
Class I
12/31/2015	7,020,398	—	6,664,496	(20,258,302)	(6,573,408)	109,038,374	—	82,373,164	(299,243,696)	(107,832,158)
12/31/2014	7,070,791	—	7,847,260	(14,551,084)	366,967	113,909,576	—	110,089,539	(234,136,573)	(10,137,458)
Class R6
11/24/2015(1) - 12/31/2015	229	—	—	—	229	3,000	—	—	—	3,000
Class S
12/31/2015	1,144,894	—	7,058,604	(6,794,842)	1,408,656	16,349,649	—	83,573,874	(97,902,186)	2,021,337
12/31/2014	620,496	—	7,139,010	(9,172,773)	(1,413,267)	9,560,086	—	96,802,626	(142,592,458)	(36,229,746)
Class S2
12/31/2015	100,536	—	177,759	(156,998)	121,297	1,454,717	—	2,095,777	(2,254,055)	1,296,439
12/31/2014	173,722	—	161,775	(275,909)	59,588	2,760,183	—	2,189,278	(4,329,102)	620,359
SmallCap Opportunities
Class ADV
12/31/2015	613,733	—	278,082	(164,522)	727,293	16,051,776	—	6,062,189	(4,250,371)	17,863,594
12/31/2014	357,817	—	179,565	(193,522)	343,860	9,652,003	—	4,289,810	(5,171,465)	8,770,348
Class I
12/31/2015	1,771,845	—	930,689	(918,777)	1,783,757	50,863,467	—	21,843,261	(25,165,228)	47,541,500
12/31/2014	703,975	—	647,302	(1,101,900)	249,377	19,841,775	—	16,435,008	(31,233,528)	5,043,255
Class R6
11/24/2015(1) - 12/31/2015	117	—	—	—	117	3,000	—	—	—	3,000
Class S
12/31/2015	296,983	—	339,316	(564,723)	71,576	7,928,251	—	7,580,306	(15,126,576)	381,981
12/31/2014	152,709	—	295,816	(747,221)	(298,696)	4,204,925	—	7,206,064	(20,285,499)	(8,874,510)
Class S2
12/31/2015	39,338	—	21,879	(45,053)	16,164	1,068,229	—	481,340	(1,182,638)	366,931
12/31/2014	39,300	—	16,823	(36,814)	19,309	1,065,586	—	404,768	(1,001,123)	469,231

(1)
Commencement of operations

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolios of Investments under Securities Lending Collateral.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.
The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2015:
MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,300,914	$(2,300,914)	$—
Credit Suisse Securities (USA) LLC	10,053,034	(10,053,034)	—
HSBC Bank PLC	1,122,052	(1,122,052)	—
JP Morgan Clearing Corp	6,745,271	(6,745,271)	—
RBC Dominion Securities Inc	3,404	(3,404)	—
Total	$20,224,675	$(20,224,675)	$—

(1)
Collateral with a fair value of  $20,683,886 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Commerz Markets LLC	$1,857	$(1,857)	$—
Deutsche Bank Securities Inc.	1,989,147	(1,989,147)	—
Goldman, Sachs & Co.	2,658,299	(2,658,299)	—
Janney Montgomery Scott LLC	10,371	(10,371)	—
Jefferies LLC	256,938	(256,938)	—
JP Morgan Clearing Corp	600,123	(600,123)	—
Morgan Stanley & Co. LLC	2,617,451	(2,617,451)	—
National Financial Services LLC	332,453	(332,453)	—
Nomura Securities International, Inc.	122,859	(122,859)	—
RBC Dominion Securities Inc	7,230,548	(7,230,548)	—
UBS Securities LLC.	1,161,048	(1,161,048)	—
Total	$16,981,094	$(16,981,094)	$—

(1)
Collateral with a fair value of  $17,434,604 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2015:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
MidCap Opportunities	$(1,781,493)	$1,837,050	$(55,557)
SmallCap Opportunities	—	787,011	(787,011)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
MidCap Opportunities	$36,954,753	$152,244,516	$74,099,194	$157,136,585
SmallCap Opportunities	3,955,976	32,011,120	9,026,369	19,309,281
The tax-basis components of distributable earnings as of December 31, 2015 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
MidCap Opportunities	$—	$136,592,161	$90,107,481
SmallCap Opportunities	1,435,266	29,919,564	23,816,448
At December 31, 2015, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 12 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 22.4%
246,472	@	AMC Networks, Inc.	$18,406,529	1.5
42,260	@	Chipotle Mexican Grill, Inc.	20,278,461	1.7
396,746		Dollar General Corp.	28,514,135	2.3
183,296		Domino’s Pizza, Inc.	20,391,680	1.7
251,168		Hasbro, Inc.	16,918,676	1.4
605,418		Hilton Worldwide Holdings, Inc.	12,955,945	1.1
407,380	@	Jarden Corp.	23,269,546	1.9
158,645		Lear Corp.	19,486,365	1.6
241,883	L	Lululemon Athletica, Inc.	12,691,601	1.0
522,779		Ross Stores, Inc.	28,130,738	2.3
427,343		Starz	14,315,990	1.2
238,737		Tractor Supply Co.	20,412,014	1.7
122,673	@	Ulta Salon Cosmetics & Fragrance, Inc.	22,694,505	1.9
283,895		Other Securities(a)	12,612,900	1.1
			271,079,085	22.4
		Consumer Staples: 7.6%
240,279		Church & Dwight Co., Inc.	20,394,881	1.7
495,736		Coca-Cola Enterprises, Inc.	24,410,041	2.0
146,978	@	Monster Beverage Corp.	21,893,843	1.8
129,079	@	Spectrum Brands Holdings, Inc.	13,140,242	1.1
158,351		TreeHouse Foods, Inc.	12,424,220	1.0
			92,263,227	7.6
		Energy: 0.6%
131,561		Other Securities	6,858,275	0.6
		Financials: 11.5%
129,498	@	Affiliated Managers Group, Inc.	20,688,600	1.7
208,546		Aon PLC	19,230,027	1.6
65,292		Equinix, Inc.	19,744,301	1.6
87,445		Intercontinental Exchange, Inc.	22,408,656	1.9
193,771	@	Moody’s Corp.	19,442,982	1.6
309,787		SEI Investments Co.	16,232,839	1.3
460,129	@	TD Ameritrade Holding Corp.	15,971,077	1.3
50,789		Other Securities	6,038,812	0.5
			139,757,294	11.5
		Health Care: 14.5%
137,484	@	BioMarin Pharmaceutical, Inc.	14,402,824	1.2
150,706		Cardinal Health, Inc.	13,453,525	1.1
263,188	@	Edwards Lifesciences Corp.	20,786,588	1.7
379,426	@	Hologic, Inc.	14,679,992	1.2
121,208		Incyte Corp., Ltd.	13,145,008	1.1
37,294	@	Mettler Toledo International, Inc.	12,647,514	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
125,963	@	Waters Corp.	$16,952,101	1.4
479,369		Zoetis, Inc.	22,971,362	1.9
537,120		Other Securities	46,246,252	3.8
			175,285,166	14.5
		Industrials: 16.8%
403,399	@	Ametek, Inc.	21,618,152	1.8
130,173	@	Equifax, Inc.	14,497,367	1.2
290,179		Ingersoll-Rand PLC - Class A	16,043,997	1.3
452,312		Nielsen NV	21,077,739	1.7
212,157		Orbital ATK, Inc.	18,954,106	1.6
103,906		Roper Technologies, Inc.	19,720,320	1.6
795,846		Southwest Airlines Co.	34,269,129	2.8
121,341		Stanley Black & Decker, Inc.	12,950,725	1.1
426,149		Textron, Inc.	17,902,520	1.5
170,733		Wabtec Corp.	12,142,531	1.0
253,049		Waste Connections, Inc.	14,251,720	1.2
			203,428,306	16.8
		Information Technology: 19.9%
142,370	@	Ansys, Inc.	13,169,225	1.1
310,056		Broadridge Financial Solutions, Inc. ADR	16,659,309	1.4
352,435	@	Electronic Arts, Inc.	24,219,333	2.0
611,698	@	Fortinet, Inc.	19,066,627	1.6
608,374	@	Integrated Device Technology, Inc.	16,030,655	1.3
252,945		Intuit, Inc.	24,409,193	2.0
417,714	@	Maxim Integrated Products	15,873,132	1.3
324,736		Microchip Technology, Inc.	15,113,213	1.2
141,414		NXP Semiconductor NV - NXPI - US	11,914,129	1.0
67,914		Palo Alto Networks, Inc.	11,962,372	1.0
314,970	@	Red Hat, Inc.	26,082,666	2.1
561,056		Sabre Corp.	15,692,736	1.3
254,407	@	SolarWinds, Inc.	14,984,572	1.2
351,314	@	Vantiv, Inc.	16,659,310	1.4
			241,836,472	19.9
		Materials: 4.4%
303,724	@	Crown Holdings, Inc.	15,398,807	1.3
241,136		Eastman Chemical Co.	16,279,091	1.3
354,324		Packaging Corp. of America	22,340,128	1.8
			54,018,026	4.4
		Total Common Stock (Cost $1,090,900,607)	1,184,525,851	97.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc: 1.7%
4,912,467	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $4,912,629, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $5,010,716, due 06/06/16-05/04/37)	$4,912,467	0.4
4,912,467	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $4,912,650, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $5,010,717, due 01/15/16-04/01/51)	4,912,467	0.4
3,925,136	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $3,925,261, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $4,003,650, due 11/15/44)	3,925,136	0.3
4,912,467	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $4,912,645, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,010,716, due 01/15/16-10/20/65)	4,912,467	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,021,349	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,021,440, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,063,261, due 01/15/17-02/15/42)	$2,021,349	0.2
		20,683,886	1.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.7%
32,063,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $32,063,000)	32,063,000	2.7
	Total Short-Term Investments (Cost $52,746,886)	52,746,886	4.4
	Total Investments in Securities (Cost $1,143,647,493)	$1,237,272,737	102.1
	Liabilities in Excess of Other Assets	(24,935,473)	(2.1)
	Net Assets	$1,212,337,264	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2015 (continued)

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $1,147,165,256.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$130,961,149
Gross Unrealized Depreciation	(40,853,668)
Net Unrealized Appreciation	$90,107,481

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$1,184,525,851	$—	$—	$1,184,525,851
Short-Term Investments	32,063,000	20,683,886	—	52,746,886
Total Investments, at fair value	$1,216,588,851	$20,683,886	$—	$1,237,272,737

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 16.2%
72,700		Big Lots, Inc.	$2,801,858	0.8
38,462	@	Bright Horizons Family Solutions, Inc.	2,569,262	0.7
74,410	@	Burlington Stores, Inc.	3,192,189	0.9
65,325		Cheesecake Factory	3,012,136	0.9
40,450		Jack in the Box, Inc.	3,102,919	0.9
49,754	@	Monro Muffler Brake, Inc.	3,294,710	0.9
40,843		Pool Corp.	3,299,297	0.9
42,250	@,L	Restoration Hardware Holdings, Inc.	3,356,762	1.0
37,344	@	Vail Resorts, Inc.	4,779,659	1.4
1,380,053		Other Securities(a)	27,430,295	7.8
			56,839,087	16.2
		Consumer Staples: 2.7%
28,135		Casey’s General Stores, Inc.	3,388,861	1.0
290,405		Other Securities(a)	6,093,193	1.7
			9,482,054	2.7
		Energy: 1.4%
286,525		Other Securities(a)	4,794,168	1.4
		Financials: 8.3%
49,427	@	Evercore Partners, Inc.	2,672,518	0.8
187,025		Janus Capital Group, Inc.	2,635,182	0.8
23,004		MarketAxess Holdings, Inc.	2,567,016	0.7
331,200	@	MGIC Investment Corp.	2,924,496	0.8
21,908	@	SVB Financial Group	2,604,861	0.7
474,087		Other Securities	15,848,578	4.5
			29,252,651	8.3
		Health Care: 23.5%
65,325	@	Air Methods Corp.	2,739,077	0.8
28,050	@	Anacor Pharmaceuticals, Inc.	3,168,808	0.9
37,125	@	Charles River Laboratories International, Inc.	2,984,479	0.8
59,465	@	Cynosure, Inc.	2,656,302	0.7
130,782		Healthsouth Corp.	4,552,521	1.3
58,775		Hill-Rom Holdings, Inc.	2,824,726	0.8
73,275	@	Masimo Corp.	3,041,645	0.9
54,275	@	Neurocrine Biosciences, Inc.	3,070,337	0.9
56,473		STERIS PLC	4,254,676	1.2
87,210	@	Team Health Holdings, Inc.	3,827,647	1.1
44,500	@	WellCare Health Plans, Inc.	3,480,345	1.0
1,918,236		Other Securities(a)	45,921,898	13.1
			82,522,461	23.5
		Industrials: 14.4%
117,900	@	Actuant Corp.	2,824,884	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
66,975	@	Advisory Board Co.	$3,322,630	1.0
80,100		Clarcor, Inc.	3,979,368	1.1
132,750		Knight Transportation, Inc.	3,216,532	0.9
37,400	@,L	Lindsay Manufacturing Co.	2,707,760	0.8
84,200		Simpson Manufacturing Co., Inc.	2,875,430	0.8
39,650		Toro Co.	2,897,226	0.8
59,359		Watts Water Technologies, Inc.	2,948,362	0.8
631,441		Other Securities	25,935,794	7.4
			50,707,986	14.4
		Information Technology: 24.8%
85,800	@	BroadSoft, Inc.	3,033,888	0.9
88,113	@	Cardtronics, Inc.	2,965,002	0.8
82,200	@	Commvault Systems, Inc.	3,234,570	0.9
43,810		Fair Isaac Corp.	4,126,026	1.2
51,824	@	Guidewire Software, Inc.	3,117,732	0.9
50,950	@	j2 Global, Inc.	4,194,204	1.2
36,700	@	Littelfuse, Inc.	3,927,267	1.1
61,025	@	Manhattan Associates, Inc.	4,038,024	1.2
50,500		Monolithic Power Systems, Inc.	3,217,355	0.9
82,339	@	Plexus Corp.	2,875,278	0.8
107,750	@	QLIK Technologies, Inc.	3,411,365	1.0
84,650	@	Synchronoss Technologies, Inc.	2,982,220	0.8
28,350	@	Tyler Technologies, Inc.	4,941,972	1.4
13,500	@	Ultimate Software Group, Inc.	2,639,385	0.8
33,723	@	WEX, Inc.	2,981,113	0.8
1,608,466		Other Securities(a)	35,633,623	10.1
			87,319,024	24.8
		Materials: 4.2%
1,088,800		Other Securities	14,805,866	4.2
		Total Common Stock (Cost $311,682,085)	335,723,297	95.5
EXCHANGE-TRADED FUNDS: 1.9%
48,357		iShares Russell 2000 Growth Index Fund	6,741,449	1.9
		Total Exchange-Traded Funds (Cost $5,890,692)	6,741,449	1.9
		Total Long-Term Investments (Cost $317,572,777)	342,464,746	97.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:7.8%
	Securities Lending Collateralcc: 5.0%
4,140,756	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $4,140,892, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $4,223,571, due 06/06/16-05/04/37)	$4,140,756	1.2
4,140,756	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $4,140,910, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $4,223,571, due 01/15/16-04/01/51)	4,140,756	1.2
3,308,556	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $3,308,661, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $3,374,737, due 11/15/44)	3,308,556	0.9
4,140,756	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $4,140,906, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,223,571, due 01/15/16-10/20/65)	4,140,756	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,703,780	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,703,857, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,739,107, due 01/15/17-02/15/42)	$1,703,780	0.5
		17,434,604	5.0
Shares		Value	Percentage of Net Assets
	Mutual Funds : 2.8%
9,997,131	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $9,997,131)	9,997,131	2.8
	Total Short-Term Investments (Cost $27,431,735)	27,431,735	7.8
	Total Investments in Securities (Cost $345,004,512)	$369,896,481	105.2
	Liabilities in Excess of Other Assets	(18,329,211)	(5.2)
	Net Assets	$351,567,270	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2015 (continued)

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $346,080,033.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$48,558,460
Gross Unrealized Depreciation	(24,742,012)
Net Unrealized Appreciation	$23,816,448

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$335,723,297	$—	$—	$335,723,297
Exchange-Traded Funds	6,741,449	—	—	6,741,449
Short-Term Investments	9,997,131	17,434,604	—	27,431,735
Total Investments, at fair value	$352,461,877	$17,434,604	$—	$369,896,481

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:
Portfolio Name	Type	Per Share Amount
Voya MidCap Opportunities Portfolio
All Classes, except Class R6(1)	STCG	$0.4417
All Classes, except Class R6(1)	LTCG	$1.8197
Voya SmallCap Opportunities Portfolio
All Classes, except Class R6(1)	STCG	$0.3027
All Classes, except Class R6(1)	LTCG	$2.4494

STCG – Short-term capital gain
LTCG – Long-term capital gain
(1)
Commenced operations on November 24, 2015.

Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya MidCap Opportunities Portfolio	28.35%
Voya SmallCap Opportunities Portfolio	56.98%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya MidCap Opportunities Portfolio	$152,244,516
Voya SmallCap Opportunities Portfolio	$32,011,120
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007 – Present	Retired.	151	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	February 2002 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	November 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February
2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February
1996 – Present) and Voya Investments, LLC (October
2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice
President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

[This Page Intentionally Left Blank]

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VPTADVISS2          (1215-021616)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,050 for year ended December 31, 2015 and $61,500 for year ended December 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $5,050 for year ended December 31, 2015 and $7,575 for year ended December 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $11,730 in the year ended December 31, 2015 and $14,655 in the year ended December 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended December 31, 2015 and $1,079 in the year ended December 31, 2014.

(e)(1)	Audit Committee Pre-Approval Policies and Procedure

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:	January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2015 and December 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Variable Products Trust	$16,780	$23,309
Voya Investments, LLC (1)	$145,625	$184,250

_______________
(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Variable Products Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio, each a series of Voya Variable Products Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Products Trust as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2016

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 22.4%
246,472	@	AMC Networks, Inc.	18,406,529	1.5
42,260	@	Chipotle Mexican Grill, Inc.	20,278,461	1.7
396,746		Dollar General Corp.	28,514,135	2.3
183,296		Domino's Pizza, Inc.	20,391,680	1.7
183,727	@,L	Five Below, Inc.	5,897,637	0.5
251,168		Hasbro, Inc.	16,918,676	1.4
605,418		Hilton Worldwide Holdings, Inc.	12,955,945	1.1
407,380	@	Jarden Corp.	23,269,546	1.9
158,645		Lear Corp.	19,486,365	1.6
241,883	L	Lululemon Athletica, Inc.	12,691,601	1.0
100,168	L	Marriott International, Inc.	6,715,263	0.6
522,779		Ross Stores, Inc.	28,130,738	2.3
427,343		Starz	14,315,990	1.2
238,737		Tractor Supply Co.	20,412,014	1.7
122,673	@	Ulta Salon Cosmetics & Fragrance, Inc.	22,694,505	1.9
			271,079,085	22.4

		Consumer Staples: 7.6%
240,279		Church & Dwight Co., Inc.	20,394,882	1.7
495,736		Coca-Cola Enterprises, Inc.	24,410,041	2.0
146,978	@	Monster Beverage Corp.	21,893,843	1.8
129,079		Spectrum Brands Holdings, Inc.	13,140,242	1.1
158,351		TreeHouse Foods, Inc.	12,424,219	1.0
			92,263,227	7.6

		Energy: 0.6%
131,561		EQT Corp.	6,858,275	0.6

		Financials: 11.5%
129,498	@	Affiliated Managers Group, Inc.	20,688,600	1.7
208,546		Aon PLC	19,230,027	1.6
65,292		Equinix, Inc.	19,744,301	1.6
87,445		Intercontinental Exchange, Inc.	22,408,656	1.9
193,771		Moody's Corp.	19,442,982	1.6
309,787		SEI Investments Co.	16,232,839	1.3
50,789	@	SVB Financial Group	6,038,812	0.5
460,129		TD Ameritrade Holding Corp.	15,971,077	1.3
			139,757,294	11.5

		Health Care: 14.5%
104,969	@	Abiomed, Inc.	9,476,601	0.8
137,484	@	BioMarin Pharmaceutical, Inc.	14,402,824	1.2
150,706		Cardinal Health, Inc.	13,453,525	1.1
109,885		DexCom, Inc.	8,999,582	0.7
263,188	@	Edwards Lifesciences Corp.	20,786,588	1.7
379,426	@	Hologic, Inc.	14,679,992	1.2
121,208		Incyte Corp., Ltd.	13,145,008	1.1
17,231		Intuitive Surgical, Inc.	9,410,883	0.8
37,294	@	Mettler Toledo International, Inc.	12,647,514	1.1
177,630		NuVasive, Inc.	9,611,559	0.8
127,405		Quintiles Transnational Holdings, Inc.	8,747,627	0.7
125,963	@	Waters Corp.	16,952,101	1.4
479,369		Zoetis, Inc.	22,971,362	1.9
			175,285,166	14.5

		Industrials: 16.8%
403,399		Ametek, Inc.	21,618,152	1.8
130,173		Equifax, Inc.	14,497,367	1.2
290,179		Ingersoll-Rand PLC - Class A	16,043,997	1.3
452,312		Nielsen NV	21,077,739	1.7
212,157		Orbital ATK, Inc.	18,954,106	1.6
103,906		Roper Technologies, Inc.	19,720,320	1.6
795,846		Southwest Airlines Co.	34,269,129	2.8
121,341		Stanley Black & Decker, Inc.	12,950,725	1.1
426,149		Textron, Inc.	17,902,520	1.5
170,733		Wabtec Corp.	12,142,531	1.0
253,049		Waste Connections, Inc.	14,251,720	1.2
			203,428,306	16.8

		Information Technology: 19.9%
142,370	@	Ansys, Inc.	13,169,225	1.1
310,056		Broadridge Financial Solutions, Inc. ADR	16,659,309	1.4
352,435	@	Electronic Arts, Inc.	24,219,333	2.0
611,698	@	Fortinet, Inc.	19,066,627	1.6
608,374	@	Integrated Device Technology, Inc.	16,030,655	1.3
252,945		Intuit, Inc.	24,409,192	2.0
417,714		Maxim Integrated Products	15,873,132	1.3
324,736		Microchip Technology, Inc.	15,113,213	1.2
141,414		NXP Semiconductor NV - NXPI - US	11,914,130	1.0
67,914		Palo Alto Networks, Inc.	11,962,372	1.0
314,970	@	Red Hat, Inc.	26,082,666	2.1
561,056		Sabre Corp.	15,692,736	1.3
254,407	@	SolarWinds, Inc.	14,984,572	1.2
351,314	@	Vantiv, Inc.	16,659,310	1.4
			241,836,472	19.9

		Materials: 4.4%
303,724	@	Crown Holdings, Inc.	15,398,807	1.3
241,136		Eastman Chemical Co.	16,279,091	1.3
354,324		Packaging Corp. of America	22,340,128	1.8
			54,018,026	4.4

	Total Common Stock
	(Cost $1,090,900,607)		1,184,525,851	97.7

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc: 1.7%
4,912,467	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $4,912,629, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $5,010,716, due 06/06/16-05/04/37)	4,912,467	0.4
4,912,467	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $4,912,650, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $5,010,717, due 01/15/16-04/01/51)	4,912,467	0.4
3,925,136	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $3,925,261, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $4,003,650, due 11/15/44)	3,925,136	0.3
4,912,467	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $4,912,645, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,010,716, due 01/15/16-10/20/65)	4,912,467	0.4
2,021,349	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,021,440, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,063,261, due 01/15/17-02/15/42)	2,021,349	0.2
		20,683,886	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.7%
32,063,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $32,063,000)	32,063,000	2.7

	Total Short-Term Investments
	(Cost $52,746,886)	52,746,886	4.4

	Total Investments in Securities (Cost $1,143,647,493)	$1,237,272,737	102.1
	Liabilities in Excess of Other Assets	(24,935,473)	(2.1)
	Net Assets	$1,212,337,264	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $1,147,165,256.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$130,961,149
Gross Unrealized Depreciation	(40,853,668)

Net Unrealized Appreciation	$90,107,481

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 16.2%
72,700		Big Lots, Inc.	2,801,858	0.8
113,304	@	Bloomin Brands, Inc.	1,913,705	0.5
85,600	@,L	Boot Barn Holdings, Inc.	1,052,024	0.3
48,375	@	Boyd Gaming Corp.	961,211	0.3
38,462	@	Bright Horizons Family Solutions, Inc.	2,569,262	0.7
74,410	@	Burlington Stores, Inc.	3,192,189	0.9
182,498		Callaway Golf Co.	1,719,131	0.5
65,325		Cheesecake Factory	3,012,136	0.9
41,700		Childrens Place Retail Stores, Inc.	2,301,840	0.7
68,016		Cinemark Holdings, Inc.	2,273,775	0.6
137,700		Dana Holding Corp.	1,900,260	0.5
113,765	@	Express, Inc.	1,965,859	0.6
51,407	@	Imax Corp.	1,827,005	0.5
40,450		Jack in the Box, Inc.	3,102,919	0.9
72,581		LKQ Corp.	2,150,575	0.6
49,754		Monro Muffler Brake, Inc.	3,294,710	0.9
89,934	@	Pier 1 Imports, Inc.	457,764	0.1
40,843		Pool Corp.	3,299,297	0.9
38,750		Red Robin Gourmet Burgers, Inc.	2,392,425	0.7
45,950	@	Rent-A-Center, Inc.	687,871	0.2
42,250	@,L	Restoration Hardware Holdings, Inc.	3,356,762	1.0
83,750	@	Sally Beauty Holdings, Inc.	2,335,787	0.7
56,218		Smith & Wesson Holding Corp.	1,235,672	0.4
42,325		Sotheby's	1,090,292	0.3
37,344		Vail Resorts, Inc.	4,779,659	1.4
108,180	@	Wendy's Company	1,165,099	0.3
			56,839,087	16.2

		Consumer Staples: 2.7%
111,580	@,L	Blue Buffalo Pet Products, Inc.	2,087,662	0.6
28,135		Casey's General Stores, Inc.	3,388,861	1.0
101,405		Flowers Foods, Inc.	2,179,193	0.6
77,420		Vector Group Ltd.	1,826,338	0.5
			9,482,054	2.7

		Energy: 1.4%
127,250	@,L	C&J Energy Services Ltd.	605,710	0.2
73,175		Carrizo Oil & Gas, Inc.	2,164,517	0.6
20,700	@	Dril-Quip, Inc.	1,226,061	0.4
65,400		Unit Corp.	797,880	0.2
			4,794,168	1.4

		Financials: 8.3%
110,485	@	Colony Capital, Inc.	2,152,248	0.6
17,405		Coresite Realty Corp.	987,212	0.3
49,427		Evercore Partners, Inc.	2,672,518	0.8
61,500		First American Financial Corp.	2,207,850	0.6
187,025		Janus Capital Group, Inc.	2,635,182	0.8
23,004		MarketAxess Holdings, Inc.	2,567,016	0.7
331,200	@	MGIC Investment Corp.	2,924,496	0.8
44,405	@	OneMain Holdings, Inc.	1,844,584	0.5
70,590		Pebblebrook Hotel Trust	1,977,932	0.6
12,352		Signature Bank	1,894,426	0.5
13,475	@	Sovran Self Storage, Inc.	1,446,002	0.4
21,908	@	SVB Financial Group	2,604,861	0.7
42,825	@	Terreno Realty Corp.	968,701	0.3
101,050		Urban Edge Properties	2,369,623	0.7
			29,252,651	8.3

		Health Care: 23.5%
60,550	@	Acadia Pharmaceuticals, Inc.	2,158,607	0.6
28,150		Acorda Therapeutics, Inc.	1,204,257	0.3
65,325	@	Air Methods Corp.	2,739,077	0.8
118,475	@	Amicus Therapeutics, Inc.	1,149,207	0.3
28,050	@	Anacor Pharmaceuticals, Inc.	3,168,808	0.9
6,235		Bio-Rad Laboratories, Inc.	864,545	0.2
80,475	@	Celldex Therapeutics, Inc.	1,261,848	0.4
54,050	L	Cempra, Inc.	1,682,576	0.5
37,125	@	Charles River Laboratories International, Inc.	2,984,479	0.8
59,465	@	Cynosure, Inc.	2,656,302	0.8
98,500		Depomed, Inc.	1,785,805	0.5
59,995	@	Dyax, Corp.	2,257,012	0.6
45,775		Esperion Therapeutics, Inc.	1,018,951	0.3
78,750	L	Halozyme Therapeutics, Inc.	1,364,737	0.4
130,782		Healthsouth Corp.	4,552,521	1.3
58,775		Hill-Rom Holdings, Inc.	2,824,727	0.8
14,630		Impax Laboratories, Inc.	625,579	0.2
58,750	@,L	Lexicon Pharmaceuticals, Inc.	781,963	0.2
47,754		Luminex Corp.	1,021,458	0.3
43,000	@	MacroGenics, Inc.	1,331,710	0.4
73,275	@	Masimo Corp.	3,041,645	0.9
19,584		Mednax, Inc.	1,403,389	0.4
124,375	@	Merit Medical Systems, Inc.	2,312,131	0.7
70,175	@,L	Merrimack Pharmaceuticals, Inc.	554,383	0.2
29,577	@	Neogen Corp.	1,671,692	0.5
54,275	@	Neurocrine Biosciences, Inc.	3,070,337	0.9
195,850	@,L	Novavax, Inc.	1,643,182	0.5
44,800	@	Omnicell, Inc.	1,392,384	0.4
12,190	@	Ophthotech Corp.	957,281	0.3
56,750	@	Owens & Minor, Inc.	2,041,865	0.6
29,775	L	Pacira Pharmaceuticals, Inc./DE	2,286,422	0.6
37,500	@	Portola Pharmaceuticals, Inc.	1,929,375	0.5
22,005	@	Prothena Corp. PLC	1,498,761	0.4
46,750	L	Relypsa, Inc.	1,324,895	0.4
135,350	@	Sangamo Biosciences, Inc.	1,235,746	0.3

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
153,350		Select Medical Holdings Corp.	1,826,399	0.5
56,473		STERIS PLC	4,254,676	1.2
94,258	@	Surgery Partners, Inc.	1,931,346	0.5
31,793		Surgical Care Affiliates, Inc.	1,265,679	0.4
87,210	@	Team Health Holdings, Inc.	3,827,647	1.1
19,065		Ultragenyx Pharmaceutical, Inc.	2,138,712	0.6
44,500	@	WellCare Health Plans, Inc.	3,480,345	1.0
			82,522,461	23.5

		Industrials: 14.4%
117,900		Actuant Corp.	2,824,884	0.8
66,975	@	Advisory Board Co.	3,322,630	1.0
46,700		Beacon Roofing Supply, Inc.	1,923,106	0.6
49,300	@	CIRCOR International, Inc.	2,077,995	0.6
80,100		Clarcor, Inc.	3,979,368	1.1
56,200	@	EnPro Industries, Inc.	2,463,808	0.7
37,125		G&K Services, Inc.	2,335,162	0.7
71,300		Gorman-Rupp Co.	1,905,849	0.5
43,121		Healthcare Services Group, Inc.	1,503,629	0.4
60,075		HUB Group, Inc.	1,979,471	0.6
68,400		KAR Auction Services, Inc.	2,532,852	0.7
132,750		Knight Transportation, Inc.	3,216,533	0.9
37,400	L	Lindsay Manufacturing Co.	2,707,760	0.8
37,950		Regal-Beloit Corp.	2,220,834	0.6
84,200		Simpson Manufacturing Co., Inc.	2,875,430	0.8
26,800		Teledyne Technologies, Inc.	2,377,160	0.7
39,650		Toro Co.	2,897,226	0.8
86,270		TrueBlue, Inc.	2,222,315	0.6
59,359		Watts Water Technologies, Inc.	2,948,362	0.8
48,200	@	Woodward, Inc.	2,393,612	0.7
			50,707,986	14.4

		Information Technology: 24.8%
47,451	@	Aspen Technology, Inc.	1,791,750	0.5
130,933	@,L	Barracuda Networks, Inc.	2,445,828	0.7
30,649	@	Blackbaud, Inc.	2,018,543	0.6
85,800	@	BroadSoft, Inc.	3,033,888	0.9
88,113	@	Cardtronics, Inc.	2,965,002	0.8
39,340		Coherent, Inc.	2,561,427	0.7
82,200	@	Commvault Systems, Inc.	3,234,570	0.9
179,625		Cypress Semiconductor Corp.	1,762,121	0.5
38,775	@	Electronics for Imaging, Inc.	1,812,343	0.5
43,810		Fair Isaac Corp.	4,126,026	1.2
26,388		Faro Technologies, Inc.	778,974	0.2
81,625		Flir Systems, Inc.	2,291,214	0.7
51,824	@	Guidewire Software, Inc.	3,117,732	0.9
185,625		Intersil Corp.	2,368,575	0.7
50,950		j2 Global, Inc.	4,194,204	1.2
36,700		Littelfuse, Inc.	3,927,267	1.1
61,025	@	Manhattan Associates, Inc.	4,038,024	1.2
58,700	@,L	Match Group, Inc.	795,385	0.2
43,900	@	MKS Instruments, Inc.	1,580,400	0.5
50,500		Monolithic Power Systems, Inc.	3,217,355	0.9
79,128	@	National Instruments Corp.	2,270,182	0.6
60,480	@	Netscout Systems, Inc.	1,856,736	0.5
82,339	@	Plexus Corp.	2,875,278	0.8
146,925	@	PMC - Sierra, Inc.	1,707,269	0.5
138,400		Polycom, Inc.	1,742,456	0.5
52,200	@	Power Integrations, Inc.	2,538,486	0.7
64,351	@	PROS Holdings, Inc.	1,482,647	0.4
107,750	@	QLIK Technologies, Inc.	3,411,365	1.0
71,000	@	Qualys, Inc.	2,349,390	0.7
77,850	@	SciQuest, Inc.	1,009,715	0.3
84,650	@	Synchronoss Technologies, Inc.	2,982,220	0.8
28,350	@	Tyler Technologies, Inc.	4,941,972	1.4
13,500	@	Ultimate Software Group, Inc.	2,639,385	0.8
33,723	@	WEX, Inc.	2,981,113	0.8
55,121	@	Xactly Corp.	470,182	0.1
			87,319,024	24.8

		Materials: 4.2%
97,350	@	Boise Cascade Co.	2,485,345	0.7
161,350		Commercial Metals Co.	2,208,882	0.6
55,800	@	Greif, Inc. - Class A	1,719,198	0.5
67,750		HB Fuller Co.	2,470,843	0.7
574,700		Hecla Mining Co.	1,086,183	0.3
54,800		Minerals Technologies, Inc.	2,513,128	0.7
77,050	@	Worthington Industries, Inc.	2,322,287	0.7
			14,805,866	4.2

	Total Common Stock
	(Cost $311,682,085)		335,723,297	95.5

EXCHANGE-TRADED FUNDS: 1.9%
48,357		iShares Russell 2000 Growth Index Fund	6,741,449	1.9

	Total Exchange-Traded Funds
	(Cost $5,890,692)		6,741,449	1.9

	Total Long-Term Investments
	(Cost $317,572,777)		342,464,746	97.4

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.8%
	Securities Lending Collateralcc: 5.0%
4,140,756	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $4,140,892, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $4,223,571, due 06/06/16-05/04/37)	4,140,756	1.2
4,140,756	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $4,140,910, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $4,223,571, due 01/15/16-04/01/51)	4,140,756	1.2
3,308,556	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $3,308,661, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $3,374,737, due 11/15/44)	3,308,556	0.9
4,140,756	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $4,140,906, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,223,571, due 01/15/16-10/20/65)	4,140,756	1.2
1,703,780	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,703,857, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,739,107, due 01/15/17-02/15/42)	1,703,780	0.5
		17,434,604	5.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.8%
9,997,131	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $9,997,131)	9,997,131	2.8

	Total Short-Term Investments
	(Cost $27,431,735)	27,431,735	7.8

	Total Investments in Securities (Cost $345,004,512)	$369,896,481	105.2
	Liabilities in Excess of Other Assets	(18,329,211)	(5.2)
	Net Assets	$351,567,270	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $346,080,033.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$48,558,460
Gross Unrealized Depreciation	(24,742,012)

Net Unrealized Appreciation	$23,816,448

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Products Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 8, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 8, 2016